Property and Equipment and Intangible Assets - Estimated future amortization (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Estimated future amortization of identifiable intangible assets
2020	$ 3,285
2021	835
2022	666
2023	654
2024	654
Thereafter	2,976
Finite-Lived Intangible Assets, Net, Total	9,070
Other noncurrent assets, net
Estimated future amortization of identifiable intangible assets
Goodwill	$ 6,000	$ 6,000